CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Nittany Financial Corp. (the "Company") on Form 10-KSB for the year ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof, we, David Z. Richards, Jr., Chief Executive Officer, and Gary M. Bradley, Chief Accounting Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ David Z. Richards, Jr.                 /s/ Gary M. Bradley
-----------------------------              -------------------------------------
David Z. Richards, Jr.                     Gary M. Bradley
Chief Executive Officer                    Chief Financial Officer



Date:    March 29, 2005